UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 6, 2015

HALCÓN RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35467	20-0700684
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana St., Suite 6700 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 538-0300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of stockholders of Halcón Resources Corporation (the “Company”) held on May 6, 2015, discussed further in Item 5.07 below, the Company’s stockholders approved an amendment to the Halcón Resources Corporation First Amended and Restated 2012 Long-Term Incentive Plan (the “2012 Plan”) to increase the number of shares of the Company’s common stock authorized to be issued under the 2012 Plan by 40.0 million shares, to a total of 81.5 million shares.  A copy of Amendment No. 2 to the 2012 Plan effecting the increase under the 2012 Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A description of the 2012 Plan is included in the Company’s 2015 annual proxy statement filed with the U.S. Securities and Exchange Commission on April 2, 2015 under the heading “Proposal 3 — Approval of Amendment to Our First Amended and Restated 2012 Long-Term Incentive Plan” and is incorporated herein by reference.

Item 5.03                   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Also at the annual meeting of stockholders of the Company held on May 6, 2015, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to amend Article Fifth to declassify the Company’s board of directors and provide for the annual election of directors (the “Declassification Amendment”).  The Company’s prior certificate of incorporation provided that the board of directors be divided into three classes, with members of each serving a three-year term of office.  The Declassification Amendment was included in an amended and restated Certificate of Incorporation (the “A&R Certificate of Incorporation”) which was filed with the Secretary of State of the State of Delaware on May 6, 2015 after the annual meeting of stockholders and was effective as of May 7, 2015.  A copy of the A&R Certificate of Incorporation is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

In connection with the Declassification Amendment incorporated into the A&R Certificate of Incorporation, the board of directors approved conforming amendments to the Company’s Fourth Amended and Restated Bylaws (as amended, the “Bylaws”) which became effective immediately following the effectiveness of the A&R Certificate of Incorporation.  A copy of the Bylaws is attached to this Current Report on Form 8-K as Exhibit 3.2 and is incorporated herein by reference.

Item 5.07      Submission of Matters to a Vote of Security Holders.

An annual meeting of stockholders of the Company was held on May 6, 2015 for the purpose of voting on six proposals.

The first proposal was the election of three individuals to serve as directors of the Company for one-year terms expiring in 2016. The three directors elected and the tabulation of votes for each were:

Proposal 1 — Nominees for Directors	Votes For	Withheld	Broker Non-Votes
Tucker S. Bridwell	234,473,735	21,862,092	122,766,027
Kevin E. Godwin	253,797,485	2,538,342	122,766,027
Mark A. Welsh IV	234,481,408	21,854,419	122,766,027

The Company’s continuing directors after the meeting include James W. Christmas, Thomas R. Fuller, David B. Miller, Daniel A. Rioux, Michael A. Vlasic and Floyd C. Wilson.  In accordance with the Declassification Amendment, beginning with the Company’s 2016 annual meeting of stockholders, each member of the Company’s board of directors will stand for election annually.

The second proposal was the approval of an amendment to the Company’s A&R Certificate of Incorporation to effect, at the sole discretion of the Company’s board of directors, a one-for-five reverse stock split (the “Reverse Stock Split”).  The votes on the proposal were:

Proposal 2	Votes For	Votes Against	Abstentions
Approval of amendment to A&R Certificate of Incorporation for Reverse Stock Split	317,393,181	57,784,480	3,920,841

The Company’s board of directors has sole discretion over when, if ever, the Reverse Stock Split will be effected by the Company.  The board of directors reserves the right, notwithstanding stockholder approval and without further action by the Company’s stockholders, to elect not to proceed with the Reverse Stock Split if the board of directors, in its sole discretion, determines that it is no longer in the best interests of the Company and its stockholders. If the Reverse Stock Split is not effected prior to the Company’s 2016 annual meeting of stockholders, then the Company shall seek further stockholder approval for such action, if, and to the extent, the board of directors determines any such reverse stock split to be in the best interest of the Company and its stockholders.

The third proposal was the approval of an amendment to the 2012 Plan to increase the number of shares of the Company’s common stock authorized for issuance under the 2012 Plan by 40.0 million shares, to a total of 81.5 million shares. The votes on the proposal were:

Proposal 3	Votes For	Votes Against	Broker Non-Votes	Abstentions
Approval of Amendment to 2012 Plan	237,406,649	18,357,277	122,766,027	568,549

The fourth proposal was the approval of, in accordance with the listing standards of the New York Stock Exchange, the issuance of additional shares of the Company’s common stock to HALRES LLC upon conversion of the Company’s 8.0% senior convertible note and exercise of the 2012 warrants. The votes on the proposal were:

Proposal 4	Votes For	Votes Against	Broker Non-Votes	Abstentions
Approval of issuance of additional shares of common stock to HALRES LLC	230,061,829	25,713,491	122,766,027	557,155

The fifth proposal was approval of the Declassification Amendment. The votes on the proposal were:

Proposal 5	Votes For	Votes Against	Broker Non-Votes	Abstentions
Approval of Declassification Amendment	253,975,729	1,962,297	122,766,027	394,449

Based upon the results of the stockholder vote on Proposal 5, each member of the Company’s board of directors will stand for election annually beginning with the Company’s 2016 annual meeting of stockholders.

The sixth proposal was the ratification of the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, as the Company’s independent registered public accountants for the fiscal year ending December 31, 2015. The votes on the proposal were:

Proposal 6	Votes For	Votes Against	Abstentions
Ratification of Deloitte & Touche LLP	374,000,541	4,258,445	839,516

Item 9.01    Financial Statements and Exhibits.

(d)   Exhibits. The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Halcón Resources Corporation dated May 6, 2015

3.2	Fifth Amended and Restated Bylaws of Halcón Resources Corporation, effective as of May 7, 2015

10.1	Amendment No. 2 to Halcón Resources Corporation First Amended and Restated 2012 Long-Term Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALCÓN RESOURCES CORPORATION

May 7, 2015	By:	/s/ Mark J. Mize
	Name:	Mark J. Mize
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Halcón Resources Corporation dated May 6, 2015

3.2	Fifth Amended and Restated Bylaws of Halcón Resources Corporation effective as of May 7, 2015

10.1	Amendment No. 2 to Halcón Resources Corporation First Amended and Restated 2012 Long-Term Incentive Plan